Pacer BioThreat Strategy ETF
Schedule of Investments
January 31, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS - 99.9%
Communication Services - 5.4%
Netflix, Inc. (a)	555	$196,392

Consumer Discretionary - 15.0%
Amazon.com, Inc. (a)	1,985	204,713
Lowe's Cos., Inc.	788	164,100
The Home Depot, Inc.	554	179,590
		548,403
Consumer Staples - 12.8%
Campbell Soup Co. (b)	390	20,253
Church & Dwight Co., Inc.	319	25,794
Energizer Holdings, Inc.	96	3,562
Haleon PLC - ADR (a)	5,919	47,944
Hormel Foods Corp.	712	32,261
Kimberly-Clark Corp. (b)	440	57,204
The Clorox Co. (b)	161	23,295
The Kroger Co. (b)	933	41,640
Walgreens Boots Alliance, Inc.	1,128	41,578
Walmart, Inc.	1,222	175,809
		469,340
Health Care - 53.3%
Abbott Laboratories	1,647	182,076
Agilent Technologies, Inc. (b)	386	58,703
BioNTech SE - ADR	316	45,318
CVS Health Corp.	1,713	151,121
Danaher Corp.	659	174,226
Emergent BioSolutions, Inc. (a)	70	923
Gilead Sciences, Inc.	1,635	137,242
GSK PLC - ADR	2,642	93,157
Illumina, Inc. (a)	205	43,911
Johnson & Johnson (b)	1,006	164,400
Laboratory Corp. of American Holdings	116	29,246
Merck & Co., Inc.	1,633	175,401
Mettler-Toledo International, Inc. (a)	29	44,455
Moderna, Inc. (a)	501	88,206
Neogen Corp. (a)	282	6,038
Organon & Co.	332	10,003
PerkinElmer, Inc.	164	22,555
QIAGEN NV (a)	296	14,504
Quest Diagnostics, Inc.	148	21,975
Regeneron Pharmaceuticals, Inc. (a)	142	107,703
Sanofi - ADR	3,325	163,390
Teladoc Health, Inc. (a)	208	6,115
Thermo Fisher Scientific, Inc.	317	180,795
Vir Biotechnology, Inc. (a)	170	5,023
Waters Corp. (a)(b)	77	25,301
		1,951,787
Industrials - 3.6%
3M Co.	721	82,973
Booz Allen Hamilton Holding Corp.	172	16,278
Stericycle, Inc. (a)	120	6,457
Xylem, Inc.	235	24,442
		130,150
Information Technology - 8.1%
Akamai Technologies, Inc. (a)	205	18,235
NVIDIA Corp.	1,039	202,989
Palantir Technologies, Inc. - Class A (a)(b)	2,693	20,952
Teledyne Technologies, Inc. (a)	61	25,880
Zoom Video Communications, Inc. - Class A (a)(b)	381	28,575
		296,631
Materials - 1.7%
Ecolab, Inc.	371	57,442
Stepan Co.	30	3,295
		60,737
TOTAL COMMON STOCKS (Cost $4,294,031)		3,653,440

SHORT-TERM INVESTMENTS - 0.1%	Principal Amount
Money Market Deposit Accounts - 0.1%
U.S. Bank Money Market Deposit Account, 3.300% (c)	$3,803	3,803
TOTAL SHORT-TERM INVESTMENTS (Cost $3,803)		3,803

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 7.8%	Shares
Mount Vernon Liquid Assets Portfolio, LLC, 4.530% (c)	287,362	287,362
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $287,362)		287,362

Total Investments (Cost $4,585,196) - 107.8%		3,944,605
Liabilities in Excess of Other Assets - (7.8)%		(285,328)
TOTAL NET ASSETS - 100.0%		$3,659,277

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of January 31, 2023. The total value of securities on loan is $283,452 or 7.7% of net assets.
(c)	The rate shown is as of January 31, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management.
This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at January 31, 2023 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities, including master limited partnerships ("MLPs"), listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.
                                                                                                                                                                                                                                                                                                                                                                                                                                                                                            Options on securities that are listed on an exchange shall be valued at the sale price on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange (“NYSE”) on the day of valuation or, if there was no sale on any of the applicable options exchanges on such day, at the mean between the highest bid and lowest ask price on any of such exchanges on such day closest to the close of the NYSE on such day. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.
                                                                                                                                                                                                                                                                                                                                                                                                                                                                                             Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

The Trust's Valuation Procedures provide for the designation of the Adviser as "Valuation Designee". If no quotation is available from either a pricing service, or one or more brokers or there is reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith, by the Valuation Designee pursuant to procedures established by the Funds' Board of Trustees (the "Board").

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2023:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 3,653,440	$ -	$ -	$ -	$ 3,653,440
Short-Term Investments	3,803	-	-	-	3,803
Investments Purchased with Proceeds from Securities Lending	-	-	-	287,362	287,362
Total Investments in Securities	$ 3,657,243	$ -	$ -	$ 287,362	$ 3,944,605

^ See the Schedules of Investments for sector breakouts.

For the period ended January 31, 2023, the Fund did not recognize any transfers to or from Level 3.